EXHIBIT 99.1

Deloitte LLP Hill House 1 Little New Street London EC4A 3TR Phone: +44 (0)20 7936 3000 Fax: +44 (0)20 7583 0112 www.deloitte.co.uk

Independent Accountant’s Report on Applying Asset Agreed Upon Procedures

The Board of Directors
Newday Funding 2018-2 PLC
35 Great St. Helen's
London
EC3A 6AP
United Kingdom
(the “Issuer”)

NewDay Ltd
7 Handyside Street
London
N1C 4AG
United Kingdom
(the “Originator”)

NewDay Cards Ltd
7 Handyside Street
Kings Cross
London
N1C 4DA
United Kingdom
(“NewDay Cards”)

Lloyds Bank Corporate Markets PLC
10 Gresham Street
London
EC2V 7AE
United Kingdom
(“Lloyds”)

Merrill Lynch International
2 King Edward Street
London
EC1A 1HQ
United Kingdom
(“BAML”, and together with NewDay Cards and Lloyds, the “Co-Arrangers”)

Banco Santander, S.A.
Ciudad Grupo Santander
Avda de Cantabria s/n
28660 Boadilla de Monte
Madrid, Spain
(“Santander”)

HSBC Securities (USA) Inc.
452 Fifth Avenue,
New York
10018
United States
(“HSBC USA”)

HSBC Bank PLC
8 Canada Square
London
E14 5HQ
United Kingdom
(“HSBC”, and together with Lloyds, BAML, HSBC USA and Santander the “Joint Lead Managers”)

Deloitte LLP is a limited liability partnership registered in England and Wales with registered number OC303675 and its registered office at 1 New Street Square, London, EC4A 3HQ, United Kingdom.

Deloitte LLP is the United Kingdom affiliate of Deloitte NWE LLP, a member firm of Deloitte Touche Tohmatsu Limited, a UK private company limited by guarantee (“DTTL”). DTTL and each of its member firms are legally separate and independent entities. DTTL and Deloitte NWE LLP do not provide services to clients. Please see www.deloitte.com/about to learn more about our global network of member firms.

© 2018 Deloitte LLP. All rights reserved.

19 October 2018

PROPOSED ISSUE BY NEWDAY FUNDING 2018-2 PLC OF CREDIT CARD RECEIVABLES-BACKED FLOATING RATE NOTES (the “Issue”)

Dear Sirs and Madams

We have performed the procedures enumerated below, which were agreed to by the Issuer, the Originator, the Co-Arrangers, the Joint Lead Managers and the Managers (as defined in Appendix 1 of the Engagement Letter). The procedures were performed solely for the purpose of certain agreed upon procedures on certain loans (the “Loan Pool”) related to the issuance of credit card receivables-backed floating rate notes by the Issuer. This agreed upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Issuer, the Originator, the Co-Arrangers, the Joint Lead Managers and the Managers. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report (the “Asset Agreed Upon Procedures Report”) is addressed to the Board of Directors of the Issuer, the Originator, the Co-Arrangers, the Joint Lead Managers and the Managers identified in Appendix 1 of the Engagement Letter who have agreed to participate in the proposed Issue.

These procedures were established with the Issuer and the Originator, and the sufficiency of the procedures as described below is solely the responsibility of the Issuer and the Originator.

The procedures that we performed and our findings are as follows:

1.	Scope of our work and factual findings

The procedures performed were as defined in Appendix 4 of the Engagement Letter (the “Agreed Upon Procedures”).

Deloitte LLP has no responsibility for the accuracy or completeness of the information provided by or on behalf of the Issuer and the Originator, even if Deloitte LLP had reason to know or should have known of such inaccuracy or incompleteness.

We have carried out the Agreed Upon Procedures on the Sample Pool during the period 9 to 10 April 2018.

The sampling approach

Sampling is one of the methods that can be used to reach a conclusion about a company's records. It is a process of examining less than the total number of items in a population in order to reach a conclusion about the entire population.

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the Agreed Upon Procedures related to the documentation and procedures that support the Sample Pool contained in the First Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

2.	Pool agreed upon procedures – credit card portfolio

The management of the Originator informed us that the First Pool Run contained a total of 1,294,666 account numbers for each credit card loan in the Loan Pool as at 28 February 2018. A random sample of 459 credit card loans was selected from the First Pool Run using the sampling approach below (the “Sample”).

The management of the Originator then provided us with the data file “FINAL_OUTPUT_AUP3_LIST (re-designation).xlsx” which contained information for each loan in the Sample (the “Sample Pool”) as at 28 February 2018 (the “cut-off date”).

The procedures we have undertaken, set out in paragraphs 2.1 to 2.10 under the agreed upon procedures sections below, have been limited to confirming that the selected attribute from the First Pool Run information relating to the Sample Pool agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct and we have not sought to independently verify this information. The loan documentation used in these Agreed Upon Procedures was the Credit Agreement, Experian screenshot and Vision, the primary system of record (the “System”).

Objectives

On the assumption that the information in the First Pool Run is a complete and accurate representation of the Loan Pool, the sample sizes chosen were designed with the objective of us being able to state that we are 99% confident that not more than 1% of the population of the First Pool Run contained an error in the relevant attribute. Where errors were found in the Sample Pool, we have re-calculated the percentage errors that there might be in the First Pool Run and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purposes of the Issue.

For each loan in the Sample Pool, using the information supplied on the Sample, we carried out the following agreed upon procedures and have given a confidence and precision percentage for each procedure.

2.1.	Borrower Name

2.1.1.
For each loan in the Sample Pool, we compared whether the primary cardholder’s full name shown on the Sample substantially agreed with the primary cardholder’s full name shown on the Credit Agreement, or if not available or different, on the Experian screenshot. Substantially agreed is defined as being able to identify the name where minor spelling errors or reversals of initials had occurred. We found that the primary cardholder’s full name substantially agreed with the Credit Agreement, or if not available or different, with the Experian screenshot, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

2.1.2.
For each loan in the Sample Pool, we compared whether the primary cardholder’s full name shown on the Sample substantially agreed with the primary cardholder’s full name shown on the System. Substantially agreed is defined as being able to identify the name where minor spelling errors or reversals of initials had occurred. We found that the primary cardholder’s full name substantially agreed with the System, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

2.2.	Postcode

2.2.1.
For each loan in the Sample Pool, we compared whether the primary cardholder’s postcode shown on the Sample agreed with that shown on the System. We found that the primary cardholder’s postcode agreed with the System, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

2.2.2.
For each loan in the Sample Pool, we compared whether the primary cardholder’s postcode shown on the Sample agreed with that shown on the Credit Agreement. We found that the primary cardholder’s postcode agreed with the Credit Agreement, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

2.3.	Aged over 18

2.3.1.
For each loan in the Sample Pool, we compared whether the primary cardholder’s current age was greater than 18 years old on the account opened date by calculating the variance between the date of birth shown on the Credit Agreement or Experian screenshot and the account opened date. We found that the primary cardholder was aged over 18 years of age on the account opened date, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

2.3.2.
For each loan in the Sample Pool, we compared whether the primary cardholder’s current age was greater than 18 years old on the account opened date by calculating the variance between the date of birth shown on the System and the account opened date. We found that the primary cardholder was aged over 18 years of age on the account opened date, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

2.4.	Account Number

For each loan in the Sample, we compared whether the account number shown in the Sample Pool agreed to the account number on the System. We found the account number agreed to the System, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

2.5.	Account Opened Date

For each loan in the Sample Pool, we compared whether the account opened date shown on the Sample Pool agreed with the account opened date shown on the System. We found that the account opened date agreed with the System, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

2.6.	Purchase Interest Rate

For each loan in the Sample Pool, we compared whether the primary cardholder’s card purchase interest rate shown on the Sample Pool agreed with the purchase interest rate on the System, to within 0.055%. We found that the primary cardholder’s card purchase interest rate agreed with the System, to within 0.055%, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

2.7.	Credit Limit

For each loan in the Sample Pool, we compared whether the primary cardholder’s credit limit shown on the Sample Pool agreed with the latest credit limit shown on the System, rounded to within £1. We found that the primary cardholder’s credit limit agreed with the System, rounded to within £1, with no exception.

As a result of the procedures performed there is a 99% confidence level that not more than 1% of the First Pool Run contains errors.

2.8.	Balance

For each loan in the Sample Pool, we compared whether the card balance shown on the Sample Pool as at the cut-off date agreed with the balance shown on the System. We found that the card balance as at the cut-off date agreed with the System, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

2.9.	Arrears

For each loan in the Sample Pool, we compared whether the number of cycles in arrears shown on the Sample Pool as at the cut-off date agreed with the number of cycles in arrears shown on the System. We found that the number of cycles in arrears as at the cut-off date agreed with the System, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

2.10.	Brand

For each loan in the Sample Pool, we compared whether the brand shown on the Sample Pool, (Aqua, Marbles or Opus) agreed with the brand shown on the System. We found that the brand agreed with the System, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

3.	Scope of our Asset Agreed Upon Procedures Report

The scope of our work in preparing this Asset Agreed Upon Procedures Report was limited solely to those procedures set out above. We were not engaged to and did not conduct an audit the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the sufficiency of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Report.

This Asset Agreed Upon Procedures Report has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards. This Asset Agreed Upon Procedures Report is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this Asset Agreed Upon Procedures Report in connection with any offering of securities outside the United States.

4.	Use of this Asset Agreed Upon Procedures Report

Subject to the terms specified in our Engagement Letter dated 1 October 2018, this Asset Agreed Upon Procedures Report is provided solely for the private information and use of the Issuer, the Originator, the Co-Arrangers, the Joint Lead Managers and the Managers and is not intended to be and should not be used by anyone other than the Issuer, the Originator, the Co-Arrangers, the Joint Lead Managers and the Managers. This Agreed Upon Procedures Report should not be included in any publicly filed or publicly available document nor should this Agreed Upon Procedure Report, the services performed hereunder, or Deloitte’s engagement hereunder be referred to in any publicly filed or publicly available document, in each case, except under the terms specified in our Engagement Letter. For the avoidance of doubt, the Co-Arrangers, the Joint Lead Managers and the Managers are being provided with the Asset Agreed Upon Procedures Report in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Report please do not hesitate to contact Dan Keeble on 0207 303 4461.

Yours faithfully

Deloitte LLP

5